Exhibit 10.104

GUARANTY OF PAYMENT

New York, New York

January 27, 2006

WHEREAS, THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation, having an office at 1114 First Avenue, New York, New York 10021 (the “Borrower”), has applied to MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 2000 Westchester Avenue, Purchase, New York 10577 (the “Lender”), for a line of credit (the “Loan”), which Loan will be (a) evidenced by the Note, and (b) advanced pursuant to the Loan Agreement, each as defined in Exhibit A attached hereto;

WHEREAS, the obligations of Dallas S&W, L.P. hereunder will be secured by, among other things, the Deed of Trust (as defined in Exhibit A); and

WHEREAS, the Lender is willing to enter into the Loan Agreement and to make the Loan to the Borrower only if the undersigned executes and delivers this Guaranty and guarantees payment to the Lender of the Debt (as herein defined) in the manner hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lender to enter into the Loan Agreement and to make the Loan to the Borrower, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with the Lender as follows:

1.             The undersigned guarantees, absolutely, irrevocably and unconditionally, to the Lender the payment of the Debt. The term “Debt” as used in this Guaranty shall mean all liabilities of the Borrower to the Lender of whatever nature, whether now existing or hereafter incurred, whether created directly or acquired by the Lender, by assignment or otherwise, whether matured or unmatured and whether absolute or contingent, arising in connection with the Note, the Deed of Trust (as defined in Exhibit A), the Loan Agreement, or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Loan (said Note, Deed of Trust, Loan Agreement and other documents and instruments, collectively, the “Loan Documents”) including, without limitation, all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Loan Documents (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though the Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

2.             The undersigned agrees that the undersigned shall indemnify and hold the Lender harmless and defend the Lender at the undersigned’s sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys’ fees and disbursements of the Lender’s counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(a)          any ongoing matters arising out of the transaction contemplated hereby, this Guaranty, the Debt, the Deed of Trust, the Note, the Loan Agreement or any other Loan Document, including, but not limited to, all costs of appraisals and reappraisals of the property encumbered by the Deed of Trust or any part thereof;

(b)          any amendment to, or restructuring of, this Guaranty, the Debt and the Deed of Trust, the Note, the Loan Agreement or any of the other Loan Documents; and

(c)          any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Guaranty, the Note, the Deed of Trust, the Loan Agreement or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with either of the undersigned, the Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by the Lender shall be payable on demand and, until reimbursed by the Borrower or by the undersigned pursuant hereto, shall bear interest at the default interest rate as set forth in the Note.

3.            The undersigned hereby represents and warrants that all financial statements of the undersigned heretofore delivered to the Lender by or on behalf of the undersigned are true and correct in all material respects and fairly present the financial condition of the undersigned as of the respective dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

4.            In addition to any right available to the Lender under applicable law or any other agreement, the undersigned hereby gives to the Lender a continuing lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof, now on deposit or now or hereafter delivered, remaining with or in transit in any manner to the Lender, its correspondents, participants or its agents from or for the undersigned (other than separate accounts maintained exclusively for payroll or taxes), whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of the Lender in any way, and also, any balance of any deposit account and credits of the undersigned with, and any and all claims of the undersigned against, the Lender at any time existing, as collateral security for the payment of the Debt and all of the other obligations of the undersigned under this Guaranty, including fees, contracted with or acquired by the Lender, whether joint, several, absolute, contingent, secured, matured or unmatured (for the purposes of this paragraph 4 and paragraphs 6, 8 and 16 below, collectively, the “Liabilities”), hereby authorizing the Lender at any time or times, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefor is deemed adequate or not. The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by either or both of the undersigned. The Lender, in addition to any right available to it under applicable law or any other agreement, shall have the right, at its option, to immediately set off against any Liabilities all monies owed by the Lender in any capacity to either or both of the undersigned, whether or not due, and the Lender shall, at its option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of the Lender subsequent to those events.

5.            All moneys available to the Lender for application in payment or reduction of the Debt may be applied by the Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lender may see fit to the payment or reduction of such portion of the Debt as the Lender may elect.

6.            The undersigned hereby expressly agrees that this Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from either of the undersigned:

(a)          any security at any time held by or available to the Lender for any obligation of the Borrower, or any security at any time held by or available to the Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt, any other Liabilities and/or any other obligations of the Borrower or any other person or party, other than the Lender, under any of the Loan Documents (“Other Obligations”), including any guarantor of the Debt and/or any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and the Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or of any such other person or party;

(b)          any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

(c)          The Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above-mentioned security, deposit account, credit on its books or other person or party as the Lender may see fit;

and the undersigned shall remain bound in all respects under this Guaranty, without any loss of any rights by the Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to the Lender for application in payment or reduction of the Debt and/or any Other Obligations may be applied by the Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lender may see fit.

7.	The undersigned hereby waives:

(a)          notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by the Lender to the Borrower;

(b)	presentment and demand for payment of the Debt or any portion thereof;

(c)          protest and notice of dishonor or default to the undersigned or to any other person or party with respect to the Debt or any portion thereof;

	(d)	all other notices to which the undersigned might otherwise be entitled; and
	(e)	any demand under this Guaranty.
8.	If any of the following events should occur:

(a)          default under any of the Loan Documents and its continuance beyond any applicable notice and/or grace periods therein contained; or

(b)	the undersigned violates any provision of this Guaranty;

then, and in such event, the Lender may declare the Liabilities to be, and the same shall become, immediately due and payable.

9.            This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, shall be deemed to be made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the Debt.

10.          Each reference herein to the Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Lender, to assign or transfer the undersigned’s obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

11.          The term “undersigned” as used herein shall, if this Guaranty is signed by more than one party, unless otherwise stated herein, mean the “undersigned and each of them” and each undertaking herein contained shall be their joint and several undertaking. If this Guaranty is signed by more than one party, all singular references to the undersigned shall be deemed to be plural. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term “undersigned” shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

12.          No delay on the part of the Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of the Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between either of the undersigned and the Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the undersigned hereunder.

13.          This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by the Lender and the undersigned. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Lender and if so given by the Lender shall only be effective in the specific instance in which given. The execution and delivery hereafter to the Lender by the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of the Lender hereunder or under any instrument of guaranty hereafter executed and delivered to the Lender by the undersigned shall be cumulative and may be exercised singly or concurrently.

14.          The undersigned acknowledges that this Guaranty and the undersigned’s obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Deed of Trust or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by the Lender of title to, respectively, the premises encumbered by the Deed of Trust or any other collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Deed of Trust or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty sets forth the entire agreement and understanding of the Lender and the undersigned with respect to the matters covered by this Guaranty and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

15.          This Guaranty has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to the Lender that it has the corporate or other organizational power to do so and to perform its obligations under this Guaranty and this Guaranty constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof. The undersigned further represents and warrants to the Lender that:

(a)          neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

(b)          all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty, have been obtained and are in full force and effect.

16.          Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty, the undersigned irrevocably waives all rights to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty or by way of any other obligations whatsoever of the Borrower to the undersigned, nor shall the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or the commencement of an action or proceeding for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full. The provisions of this paragraph 16 shall survive the term of this Guaranty and the payment in full of the Debt and all other Liabilities.

17.          Any notice, request or demand given or made under this Guaranty shall be in writing and shall be given in the manner and to the notice parties set forth in the Loan Agreement.

18.          This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in §3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of the Lender’s rights and remedies pursuant to said §3213.

19.          The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty, shall, to the extent permitted by law, be in New York County. Nothing in this paragraph shall limit the right of the Lender to bring an action or proceeding arising out of the Guaranty in any other jurisdiction.

20.          The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final and indefeasible payment in full of the Debt), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty, or the obligations of any other person or party (including without limitation, the Borrower) relating to this Guaranty, or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by the Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lender in any separate action or proceeding). The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Loan, whether by acceleration, scheduled maturity or otherwise.

21.          No exculpatory provisions which may be contained in the Note, the Deed of Trust or in any other Loan Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty.

22.          The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of any or all of the undersigned’s obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under this Guaranty. Conversely, the discharge of any of the undersigned’s obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under any of the Other Guaranties. The term “Other Guaranties” as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by either or both of the undersigned to the Lender in connection with the Loan.

23.          This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty.

24.          THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS GUARANTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY.

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IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty the day and year first above set forth.

DALLAS S&W, L.P., a Texas limited partnership

By: S&W of Dallas LLC, general partner

By:  /s/ Eugene Zuriff

Name: Eugene Zuriff

Title: President

STATE OF NEW YORK	)

ss.:

COUNTY OF NEW YORK	)

On the 20th day of January in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared Eugene Zuriff, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria Chang

Notary Public
Maria A. Chang
Notary Public, State of NY
No.  01CH6093157

EXHIBIT A

Note: The term “Note” as used in this Guaranty shall mean a certain Revolving Credit Note of even date herewith in the principal sum of up to $5,000,000.00 to be given by the Borrower to the Lender, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Deed of Trust: The term “Deed of Trust” as used in this Guaranty shall mean (a) a certain Deed of Trust of even date herewith to be given by Dallas S&W, L.P. to the trustee thereunder for the benefit of the Lender, constituting a lien on the fee estate of the Borrower in certain premises located in Collin County, Texas, as more particularly described therein, and intended to be duly recorded in said County together with any and all modifications, supplements, extensions, replacement or substitutions therefor as may exist from time to time.

Loan Agreement: The term “Loan Agreement” as used in this Guaranty shall mean a certain Line of Credit Agreement of even date herewith to be entered into among the Borrower Dallas S&W, L.P. and the Lender, together with any and all modifications, supplements, replacement or substitutions therefor as may exist from time to time.